Exhibit 19
LESAKA TECHNOLOGIES,
INC.
INSIDER TRADING POLICY

CONTENTS
CONTENTS
.............................................................................................................................................
2
1.
EXECUTIVE SUMMARY .................................................................................................................
4
1.1.
INTRODUCTION......................................................................................................................
4
2.
TRADING IN COMPANY
SECURITIES
..........................................................................................
4
2.1.
TRADING IN
COMPANY SECURITIES WHILE IN POSSESSION
OF MATERIAL NON-PUBLIC INFORMATION
IS PROHIBITED
.......................................................................................................................
4
2.2.
SPECIAL GUIDELINES FOR 10B5-1 TRADING PLANS
.......................................................
4
3.
APPLICATION AND
RESTRICTION OF THE POLICY ..................................................................
5
3.1.
ALL
EMPLOYEES,
OFFICERS,
DIRECTORS,
CONSULTANTS
AND
THEIR
FAMILY
MEMBERS
AND
AFFILIATES ARE
SUBJECT TO THIS POLICY .....................................................................
5
3.2.
EXECUTIVE OFFICERS AND DIRECTORS ARE
SUBJECT TO ADDITIONAL RESTRICTIONS 6
●
SECTION 16 INSIDERS ..........................................................................................................
6
●
ADDITIONAL RESTRICTIONS
................................................................................................
6
3.3.
APPLICABILITY OF THE POLICY TO TRANSACTIONS
IN COMPANY
SECURITIES ........
6
●
GENERAL RULE .....................................................................................................................
6
●
EMPLOYEE BENEFIT PLANS ................................................................................................
6
3.4.
EMPLOYEES MAY NOT
PARTICIPATE
IN CHAT ROOMS
..................................................
6
3.5.
EVERY INDIVIDUAL IS RESPONSIBLE
.................................................................................
6
3.6.
THE POLICY CONTINUES TO APPLY
FOLLOWING TERMINATION
OF EMPLOYMENT
..
6
4.
COMPLIANCE OFFICER ................................................................................................................
7
4.1.
INSIDER TRADING COMPLIANCE OFFICER .......................................................................
7
4.2.
THE COMPLIANCE OFFICER IS AVAILABLE
TO ANSWER QUESTIONS ABOUT THIS
POLICY
7
5.
MATERIAL NON-PUBLIC
INFORMATION .....................................................................................
7
5.1.
DEFINITION OF MATERIAL
NON-PUBLIC INFORMATION ..................................................
7
●
MATERIAL ...............................................................................................................................
7
●
NON-PUBLIC
...........................................................................................................................
8
●
CONSULT THE COMPLIANCE
OFFICER WHEN IN DOUBT ...............................................
8
5.2.
ONLY
DESIGNATED
COMPANY
SPOKESPERSONS
ARE AUTHORIZED
TO DISCLOSE
MATERIAL
NON-
PUBLIC INFORMATION ..........................................................................................................
8
6.
PROHIBITED TRANSACTIONS .....................................................................................................
8
6.1.
SHORT SALES
........................................................................................................................
8
6.2.
PUBLICLY TRADED
OPTIONS
...............................................................................................
9
6.3.
HEDGING TRANSACTIONS ...................................................................................................
9
6.4.
MARGIN ACCOUNTS AND PLEDGES
...................................................................................
9
7.
TRADING ACTIVITIES BY EMPLOYEES
.......................................................................................
9
7.1.
TRADING ACTIVITIES
BY EMPLOYEES
ARE PERMITTED
ONLY
DURING CERTAIN
TRADING WINDOWS
.................................................................................................................................................
9
8.
VIOLATIONS OF THE
POLICY
.....................................................................................................
10
8.1.
VIOLATIONS OF
INSIDER TRADING LAWS
OR THE POLICY CAN RESULT
IN SEVERE CONSEQUENCES
...............................................................................................................................................
10
●
CIVIL AND CRIMINAL PENALTIES ......................................................................................
10

●
COMPANY DISCIPLINE ........................................................................................................
10
●
REPORTING VIOLATIONS ...................................................................................................
10
9.
REVISION AND ACKNOWLEDGEMENT OF THE POLICY
.........................................................
10
9.1.
THE POLICY IS SUBJECT TO REVISION ...........................................................................
10
9.2.
ALL EMPLOYEES MUST ACKNOWLEDGE THEIR AGREEMENT
TO COMPLY
WITH THE POLICY
10
9.3.
INQUIRIES
.............................................................................................................................
11
10.
POLICY REVIEW ..........................................................................................................................
11
11.
APPENDIX
A
–
SPECIAL
RESTRICTION
ON
TRANSACTIONS
IN
COMPANY
SECURITIES
BY
SECTION
16
INSIDERS
......................................................................................................................................
12

1.
EXECUTIVE SUMMARY
1.1.
INTRODUCTION
The
Insider
Trading
Policy
(hereinafter
referred
to
as
the
“Policy”)
provides
guidelines
to
all
employees,
officers
and
directors
of
Lesaka
Technologies
,
Inc.
and
its
subsidiaries
(hereinafter
referred
to
as
the
“Company”)
with
respect
to
transactions in the Company’s securities.
The nature of
operations of a
listed company
includes that
its management
and other insiders
may possess
information
influencing the value of a security issued
by the listed company,
meant to be used to promote the
business operations of
the listed company.
The information
shall be confidential
until published or
otherwise made
available in the
market. The
information may not be used in securities transactions or
disclosed to others without an acceptable reason.
Holdings in a
listed company
by the management
of the listed
company and
by other insiders
are in essence
beneficial
for both the company and
its shareholders. The publicity
of holdings of the insiders
provides the investors a
possibility to
monitor
the
holdings
of
the
insiders
and
simultaneously
supports
confidence
in
the
securities
markets.
The
trading
practices of the insiders shall be such that they do not
undermine confidence in the securities markets.
2.
TRADING IN COMPANY SECURITIES
2.1.
TRADING
IN
COMPANY
SECURITIES
WHILE
IN
POSSESSION
OF
MATERIAL
NON-PUBLIC
INFORMATION IS PROHIBITED
The purchase or sale
of securities by
any person who
possesses material non-public
information (hereinafter referred
to
“MNPI”) is a violation of federal and state securities
laws. Furthermore, it is important that the appearance,
as well as the
fact, of trading on the basis of MNPI be avoided.
Therefore,
any
person
subject
to
the
Policy
who
possesses
MNPI
pertaining
to
the
Company
may
not
trade
in
the
Company’s securities, advise anyone else to do so, or communicate the information to anyone else until he or she knows that the information has been disseminated to the public.
The Policy applies to
all trading or other
transactions in the Company’s
securities, including common stock,
options, and
any other
securities
that the
Company may
issue, such
as preferred
stock, notes,
bonds and
convertible securities,
as
well as to derivative securities relating to any of the Company’s securities, whether or not issued by the Company.
No director, officer,
employee, or consultant of the Company who
is aware of MNPI relating to the Company may:
●
directly or through family
members or other
persons or entities,
purchase, sell or
otherwise transfer or
trade, or offer
to purchase, sell, or otherwise transfer
or trade, any securities of the Company,
other than pursuant to a trading
plan
that complies with Rule 10b5-1 promulgated by the U.S.
Securities and Exchange Commission (“SEC”); or
●
engage in any other action to take personal advantage of that information, communicate that information on to others outside the Company,
including:
◾
friends and family (a practice referred to as “tipping”); or
◾
make
recommendations
or
express
opinions
as
to
trading
in
the
Company’s
securities
while
in
possession
of
MNPI, except
such person
may advise
others not
to trade
in the
Company’s securities
if doing
so might
violate
the law or this Policy.
In addition, it is the policy of
the Company that no officer,
director, employee, or
consultant who, in the course
of working
for the
Company,
learns of
MNPI of
another company
with which
the Company
does business,
such as
a customer
or
supplier, may trade in that
company’s securities until that information becomes
public or is no longer material.
No officer,
director,
employee, or
consultant who
knows of
any such
MNPI may
communicate that
information to,
or tip,
any other
person, including
family members
and friends,
or otherwise
disclose such
information without
the Company’s
authorization.
2.2.
SPECIAL GUIDELINES FOR 10B5-1 TRADING
PLANS
Notwithstanding the foregoing,
an employee will
not be
deemed to
have violated the
Policy if
he or
she effects a
transaction
that meets all of the enumerated criteria below:
●
The transaction must be made pursuant
to a documented plan (the “Plan”)
entered into in good faith that
complies
with all provisions of Rule 10b5-1 (the “Rule”), including,
without limitation:
◾
Each Plan must:

a)
specify the
amount of
securities to
be purchased
or sold
and the
price at
which and
the date
on which
the
securities are to be purchased or sold, or
b)
include a written
formula or
algorithm, or
computer program,
for determining
the amount
of securities
to be
purchased or sold and the price at which and the date on which the securities were to be purchased or sold.
◾
Such
Plan
must
prohibit
the
employee
and
any
other
person
who
possesses
MNPI
from
exercising
any
subsequent influence over how, when,
or whether to effect trades.
◾
Such Plan must provide that no trades may occur thereunder until expiration of the applicable cooling-off period specified in Rule
10b5-1(c)(ii)(B), and no
trades may occur
until after
that time.
The appropriate cooling-off
period
will vary based on the status
of the covered person. For directors and
officers, the cooling-off period ends on the
later
of
(x)
ninety
(90)
days
after
adoption
or
certain
modifications
of
the
Plan;
or
(y)
two
(2)
business
days
following disclosure of the Company's financial results in a Form 10-Q or Form 10-K for the quarter in which the
Plan was
adopted or
modified. However,
the cooling-off
period cannot
exceed one
hundred and
twenty (120)
days from
adoption
or modification
of the
Plan as
specified
in the
Rule. For
all other
persons,
the cooling
-off
period ends thirty (30) days after adoption or modification of the Plan. This required cooling-off period will
apply
to the entry into a new Plan and any revision or modification of a Plan.
●
Each
Plan
must
be
approved
prior
to
the
effective
time
of
any
transactions
under
such
Plan
by
the
Company’s
Compliance Officer (as hereinafter
defined). The Company reserves the
right to withhold approval of any
Plan that
the Compliance Officer determines, in his or her
sole discretion:
◾
fails to comply with the Rule; or
◾
exposes the Company or the
employee to liability under any
other applicable state or federal rule,
regulation or
law; or
◾
creates any appearance of impropriety; or
◾
fails to meet the guidelines established by the Company;
or
◾
otherwise fails to
satisfy review
by the Compliance
Officer for
any reason, such
failure to be
determined in the
sole discretion of the Compliance Officer.
●
Any modifications to the Plan or deviations from the
Plan without prior approval of the Compliance Officer will result in
a
failure
to
comply
with
the
Policy.
Any
such
modifications
or
deviations
are
subject
to
the
approval
of
the
Compliance Officer.
●
Each Plan must be established at a time when the trading
window is open.
●
Each
Plan
must
provide
appropriate
mechanisms
to
ensure
that
the
employee
complies
with
all
rules
and
regulations, including
Rule 144
promulgated under
the Securities
Act of
1933 and
Section 16(b)
of the
Securities
Exchange Act
of 1934
(hereinafter referred
to as
the “Exchange
Act”), applicable
to securities
transactions under
the Plan by the employee.
●
Each Plan must provide for the suspension of all transactions under such Plan in the event that the Company, in its
sole discretion, deems such suspension necessary and advisable, including suspensions necessary to comply with
trading
restrictions
imposed
in
connection
with
any
lock-up
agreement
required
in
connection
with
a
securities
issuance transaction or other similar events.
●
None of
the Company, the Audit
Committee nor
any of
the Company’s officers,
employees or
other representatives
shall be deemed, solely by their approval of the
Plan, to have represented that any Plan complies with
the Rule or to have
assumed any liability or responsibility to the employee or
any other party if such Plan fails to comply with the Rule.
3.
APPLICATION AND RESTRICTION OF THE POLICY
3.1.
ALL
EMPLOYEES,
OFFICERS, DIRECTORS,
CONSULTANTS
AND
THEIR
FAMILY
MEMBERS
AND
AFFILIATES ARE SUBJECT TO THIS POLICY
The Policy
applies to
all directors,
officers, employees,
and consultants
of the
Company as
well as
to entities
(such as
trusts, limited partnerships and corporations) over which
such individuals have or share voting or investment
control.
For the
purposes of
this Policy,
officers, outside
directors and
consultants are
included within
the term
“employee.” The
Policy also applies to any other persons
whom the Company’s insider trading Compliance Officer may designate because they have access
to MNPI
concerning the Company, as well
as any person
who receives MNPI
from any Company
insider.

Persons
subject
to
the
Policy
are
responsible
for
ensuring
compliance
by
family
members
and
members
of
their
households and by
entities over which
they exercise voting
or investment control.
Employees should provide
each of these
persons or entities with a copy of this Policy.
3.2.
EXECUTIVE OFFICERS AND DIRECTORS ARE
SUBJECT TO ADDITIONAL RESTRICTIONS
●
SECTION 16 INSIDERS
The Company’s directors and executive
officers are subject to
the reporting provisions and trading
restrictions of Section
16
of
the
Exchange
Act
and
the
underlying
rules
and
regulations
promulgated
by
the
SEC.
Each
of
these
persons
is
referred to herein as a “Section 16 Insider.”
An
executive
officer
is
generally
defined
as
the
president,
principal
financial
officer,
principal
accounting
officer
or
controller, any vice president
in charge of a principal business unit, division
or function or any other officer or
person who
performs a policy making function.
● ADDITIONAL RESTRICTIONS
All Section 16 Insiders are subject to the additional restrictio ns set forth in
Appendix A
hereto.
3.3.
APPLICABILITY OF THE POLICY TO TRANSACTIONS
IN COMPANY SECURITIES
● GENERAL RULE
The Policy
applies to
all transactions
in the
Company’s securities,
including common
stock and
any other
securities the
Company
may
issue
from
time
to
time,
such
as
preferred
stock,
warrants
and
convertible
debentures,
as
well
as
to
derivative securities
relating to
the Company’s
stock, whether
or not
issued by
the Compan
y,
such as
exchange-traded
options.
For
purposes
of
this
Policy,
the
term
“trade”
includes
any
transaction
in
the
Company’s
securities,
including
gifts
and
pledges.
● EMPLOYEE BENEFIT PLANS
●
Stock Option Plans
The trading prohibitions
and restrictions set
forth in the
Policy do not
apply to the
exercise of
stock options
for
cash, a promissory note, or by
having the Company withhold common stock in
payment of the exercise price but
do apply to all sales of securities acquired through the
exercise of stock options.
Thus, the Policy does apply to the “same-day sale” or cashless exercise of Company stock options.
●
Employee Stock Purchase Plans
The
trading
prohibitions
and
restrictions
set
forth
in
the
Policy
do
not
apply
to
periodic
contributions
by
the
Company or employees to employee stock purchase plans or employee benefit plans (e.g., a pension or 401(k)
plan) which are used to purchase Company securities
pursuant to the employee’s advance instructions.
However, no officers or employees may alter their instructions regarding the level of withholding or the purchase
of Company securities in
such plans while in
the possession of MNPI.
Any sale of
securities acquired under such
plans is subject to the prohibitions and restrictions of this
Policy.
3.4.
EMPLOYEES MAY NOT PARTICIPATE
IN CHAT ROOMS
Employees are
prohibited from
participating in
chat room
discussions or other
Internet forums
regarding the
Company’s
securities or business.
3.5.
EVERY INDIVIDUAL IS RESPONSIBLE
Every employee has the individual responsibility to comply with the policy against illegal insider trading.
An employee may, from time to time, have to forego a proposed transaction in the Company’s securities even if he or she planned to make the transaction before learning of
the MNPI and even though the employee believes
that he or she may
suffer an economic loss or forego anticipated profit
by waiting.
3.6.
THE POLICY CONTINUES TO APPLY FOLLOWING TERMINATION OF EMPLOYMENT

The Policy continues to apply to transactions in the Company’s securities even after termination of employment.
If an
employee is
in possession
of MNPI
when his
or her
employment terminates, he
or she
may not
trade in
the Company’s
securities until
that information
has become
public or
is no
longer material,
regardless of
whether the
Company is
in an
open or closed trading period.
4.
COMPLIANCE OFFICER
4.1.
INSIDER TRADING COMPLIANCE OFFICER
The Company has a designated Insider Trading
Compliance Officer (hereinafter referred to as the
“Compliance Officer”).
The duties of the Compliance Officer include,
but are not limited to, the following:
●
Administering the Policy and monitoring and enforcing
compliance with all Policy provisions and procedures;
●
Responding to all inquiries relating to the Policy and its
procedures;
●
Designating and
announcing special
trading blackout
periods during
which no
employees may
trade in
Company
securities;
●
Providing
copies
of
the
Policy
and
other
appropriate
materials
to
all
current
and
new
directors,
officers
and
employees, and
such other
persons as
the Compliance
Officer determines
have access
to MNPI
concerning the
Company;
●
Administering, monitoring and enforcing compliance with
federal and state insider trading laws
and regulations; and
assisting in the preparation and filing
of all required SEC reports relating
to trading in Company securities, including
without limitation Forms 3, 4, 5 and 144 and Schedules
13D and 13G;
●
Pre-clearing all trading in securities of the Company by
Section 16 Insiders;
●
Providing approval of any Rule 10b5-1 plans;
●
Selecting designated brokers through which employees
are authorized to trade Company securities;
●
Revising the Policy as necessary to reflect changes in federal or state insider trading laws and regulations;
●
Maintaining as Company records originals or copies of all documents required by the provisions of the Policy or the
procedures
set
forth
herein,
and
copies
of
all
required
SEC
reports
relating
to
insider
trading,
including
without
limitation Forms 3, 4, 5 and 144 and Schedules 13D and 13G;
●
Maintaining an accurate list of Section 16 Insiders; and
●
Providing a reporting system with an effective whistleblower mechanism.
The Compliance
Officer may
designate one
or more
individuals to
perform the
Compliance Officer’s
duties in
the event
that the Compliance Officer is unable or unavailable
to perform such duties.
In fulfilling
his or her
duties under
this Policy,
the Compliance
Officer shall
be authorized
to consult
with the
Company’s
outside legal counsel.
4.2.
THE COMPLIANCE OFFICER IS AVAILABLE TO ANSWER QUESTIONS ABOUT THIS POLICY
Please direct
all inquiries
regarding any
of the
provisions or
procedures of
the policy
to the
Compliance Officer
via e-
mail at compliance@lesakatech.com or by calling +27
11 343 2000, or
in person
.
5.
MATERIAL NON-PUBLIC INFORMATION
5.1.
DEFINITION OF MATERIAL NON-PUBLIC INFORMATION
● MATERIAL
Information
about
the
Company
is
“material”
if
it
would
be
expected
to
affect
the
investment
or
voting
decisions
of
a
reasonable shareholder or investor,
or if the disclosure of the information would be expected to significantly alter the total mix of the information in the marketplace about the Company.
In simple
terms, materiality
is a
relatively low
threshold and
material information
is any
type of
information
which could
reasonably be
expected to
affect
the market
price of
the Company’s
securities.
Both positive
and negative
information
may be material.

While it
is not
possible to identify
all information that
would be deemed
material, the following
types of information
ordinarily
would be considered material:
●
Financial performance, especially
quarterly and
year-end earnings, and
significant changes in
financial performance
or liquidity;
●
Company projections and strategic plans;
●
Offerings of Company securities;
●
Potential mergers or acquisitions, the sale of Company assets or subsidiaries or major partnering agreements;
●
New major contracts, orders, suppliers, customers or finance sources or the loss thereof;
●
Major discoveries or significant changes or developments
in products or product lines, research or technologies;
●
Significant changes or developments in supplies or inventory, including significant product defects or recalls;
●
Significant pricing changes;
●
Significant changes in senior management or membership
of the Board of Directors;
●
Significant changes in accounting methods or policies;
●
Significant labour disputes or negotiations;
●
Cybersecurity risks, including vulnerability and breaches, and other institutional risks;
●
Actual or threatened major litigation, or the resolution of such litigation; and
●
Receipt or denial of regulatory approval for products.
Material information is not limited to historical facts but
may also include projections and forecasts.
● NON-PUBLIC
Material information is “non-public”
if it has not been widely
disseminated to the general public
through a report filed with
the SEC or through major newswire services, national news
services or financial news services.
For the purpose of this
Policy, information will be considered public after the close of trading on the second full trading
day
following the Company’s widespread public release
of the information.
● CONSULT THE COMPLIANCE OFFICER WHEN IN DOUBT
Any
employees
who
are
unsure
whether
the
information
that
they
possess
is
material
or
non-public
must
consult
the
Compliance Officer for guidance before trading
in any Company securities.
When any securities
transaction becomes the
subject of legal scrutiny,
it may be viewed
after the fact with
the benefit of
20/20 hindsight.
As a
result, before
engaging in
any securities
transaction, carefully
consider how
regulators
or others
may view the transaction.
5.2.
ONLY
DESIGNATED
COMPANY
SPOKESPERSONS
ARE
AUTHORIZED
TO
DISCLOSE
MATERIAL
NON-PUBLIC INFORMATION
The Company is required
under the federal
securities laws to
avoid the selective
disclosure of MNPI.
The Company has
established procedures for releasing material
information in a manner that is designed
to achieve broad dissemination of
the information immediately upon its release.
Employees may not,
therefore, disclose
material information
to anyone
outside the Company,
including family
members
and friends, other than in accordance with those established procedures.
Any inquiries from
outsiders regarding MNPI about
the Company should
be forwarded to
the Compliance Officer, the Chief
Risk Officer, Chief
Executive Officer,
or the Group Chief Financial Officer.
6.
PROHIBITED TRANSACTIONS
Certain types of transactions are prohibited:
6.1.
SHORT SALES
Short sales of the Company’s securities evidence an expectation on the part of the seller that the securi ties will decline in
value, and therefore signal to the market that the seller
has no confidence in the Company or its short-term
prospects.

In addition, short sales
may reduce the seller’s
incentive to improve the
Company’s performance. For these reasons, short
sales of the
Company’s securities
are prohibited by
this Policy.
In addition, Section
16(c) of the
Exchange Act expressly
prohibits executive officers and directors from engaging
in short sales.
6.2.
PUBLICLY TRADED OPTIONS
A transaction in options is, in effect,
a bet on the short-term movement of
the Company’s stock and therefore
creates the
appearance that the director
or employee is trading
based on inside
information. Transactions
in options also may
focus
the director’s or employee’s attention on short-term performance at the expense of the Company’s long-term
objectives.
Accordingly, transactio
ns in puts, calls or other derivative securities involving
the Company’s stock, on an exchange or in
any
other
organized
market,
are
prohibited
by
this
Policy.
(Option
positions
arising
from
certain
types
of
hedging
transactions are governed by the section below captioned
“Hedging Transactions”)
6.3.
HEDGING TRANSACTIONS
Certain
forms
of
hedging
or
monetization
transactions,
such
as
zero-cost
collars
and
forward
sale
contracts,
allow
an
employee to
lock in
much of
the value
of his
or her
stock holdings,
often in
exchange for
all or
part of
the potential
for
upside appreciation in the stock.
These transactions allow the employee to continue to own the covered securities, but without the full risks and rewards of ownership.
When
that
occurs,
the
employee
may
no
longer
have
the
same
objectives
as
the
Company’s
other
shareholders. Therefore, such transactions involving the Com pany’s securities are prohibited by this
Policy.
6.4.
MARGIN ACCOUNTS AND PLEDGES
Securities held in a margin account
may be sold by the broker
without the customer’s consent if
the customer fails to meet
a
margin
call.
Because
a
margin
sale
may
occur
at
a
time
when
the
customer
is
aware
of
MNPI
or
otherwise
is
not
permitted to
trade in
Company securities,
directors, officers
and other
employees are
prohibited from
holding Company
securities in a margin account.
A directors, officer or other employee is permitted to pledge the shares which they hold in the Company, provided that the
capital amount of the
loan may not exceed an
amount equal to 40% of
the value of the shares
at the time of
the pledge.
In
this regard, the
value of the
shares will be
equal to: (i)
the volume-weighted average
price (VWAP)
per share traded
on
the JSE over the trading days falling within the 30-day period terminating on the day prior to the date on which the pledge is given,
in the
case of
shares held
on the
JSE; or
(ii) the volume-weighted
average price
(VWAP)
per share
traded on
NASDAQ over the
trading days falling
within the 30-day period
terminating on the
day prior to
the date on
which the pledge
is given, in the case of shares held on NASDAQ, in each
case as derived from the Bloomberg database.
7.
TRADING ACTIVITIES BY EMPLOYEES
7.1.
TRADING
ACTIVITIES
BY
EMPLOYEES
ARE
PERMITTED
ONLY
DURING
CERTAIN
TRADING
WINDOWS
In order to avoid any questions and
to protect both employees and
the Company from any potential
liability, any
trade by
any employee will
be permitted
only during
an “
open trading window
.”
The trading window
generally opens
48 hours
following the public issuance of the Company’s earnings release for the most recent fiscal quarter and closes at the close of trading
on the
last day
of the
last month
of a
fiscal quarter.
The Company's
Compliance Officer
will communicate
to
employees and the Board of Directors the relevant open
and closed trading periods.
In addition to the times when the trading window
is scheduled to be closed, the Company may impose
a special blackout
period at its
discretion due to
the existence of
MNPI, such as
a pending acquisition, that
is likely to
be widely known
among
employees.
The
Company’s
Compliance
Officer
will
advise
employees
when
any
special
blackout
period
is
applicable.
The
Compliance
Officer
will
impose
such
a
blackout
period
if,
in
his/her
judgment,
there
exists
non-public
information
that
would make
trades by
the Company’s
employees (or
certain of
the Company’s
employees) inappropriate
in light
of the
risk that such trades could be viewed as violating applicable securities laws.
Even
when
a
trading
window
is
open,
employees
are
prohibited
from
trading
in
the
Company’s
securities
while
in
possession of MNPI.

An employee or
former employee, other than
a current or
former Section 16 Insider
of the Company, may submit a
request
to the Compliance Officer
to transact outside
of an open trading
window, subject
to the determination of
the Compliance
Officer
that,
based
on
the
individual’s
knowledge,
position,
responsibilities,
or
actual
or
potential
access
to
material
information, such
individual is
permitted to
trade notwithstanding
the restrictions
set forth
in this
Section 7.1.
To
obtain
such determination,
the employee
or former
employee, as
applicable, must
submit a
written request
to the
Compliance
Officer, confirming
that the employee or former
employee, as applicable, is
not in possession of MNPI
and providing any
additional information
reasonably requested
by the
Compliance Officer.
The Compliance
Officer will
review the
request
and may
approve or
deny trading
by the
employee or
former employee
during the
period prior
to the
next open
trading
window.
8.
VIOLATIONS OF THE POLICY
8.1.
VIOLATIONS
OF
INSIDER
TRADING
LAWS
OR
THE
POLICY
CAN
RESULT
IN
SEVERE
CONSEQUENCES
● CIVIL AND CRIMINAL PENALTIES
The consequences of prohibited insider trading or tipping can be severe.
Persons violating insider trading or tipping rules
may be
required to
disgorge the
profit made
or the
loss avoided
by the
trading, pay
civil penalties
up to
three times
the
profit made, or loss
avoided, face private action
for damages, as well
as being subject to
criminal penalties, including
up
to 20 years in prison and fines of up to $5 million.
The Company and/ or the supervisors
of the person violating the rules
may also be required to pay
major civil or criminal
penalties.
In addition, a person
who tips others may
also be liable
for transactions by the
tippees to whom
he or she has
disclosed
MNPI.
Tippers
can
be
subject
to
the
same
penalties
and
sanctions
as
the
tippees,
and
the
SEC
has
imposed
large
penalties even when the tipper did not profit from the transaction.
● COMPANY DISCIPLINE
Violation of the Policy or federal or state insider trading
laws by any director, officer
or employee may subject the director
to removal proceedings and
the officer or employee
to disciplinary action by
the Company, including termination for cause.
● REPORTING VIOLATIONS
Any person who
violates the Policy
or any federal
or state laws
governing insider
trading or knows
of any such
violation
by any
other person,
must report
the violation
immediately to
the Compliance
Officer and/or
the Audit Committee
of the
Company’s Board of Directors.
Upon learning of any such violation, the Compliance Officer or Audit Committee, in consultation with the Company’s legal counsel,
will
determine
whether
the
Company
should
release
any
MNPI
or
whether
the
Company
should
report
the
violation to the SEC or other appropriate governmental
authority.
9.
REVISION AND ACKNOWLEDGEMENT OF THE POLICY
9.1.
THE POLICY IS SUBJECT TO REVISION
The Company may change the terms of the Policy from time to time to respond to developments in law and practice. The
Company will take reasonable steps to inform all affected
persons of any material change to the Policy.
The Audit Committee will be responsible for monitoring and recommending any modification to the Policy, if
necessary or
advisable, to the Board of Directors.
9.2.
ALL EMPLOYEES MUST ACKNOWLEDGE
THEIR AGREEMENT TO COMPLY WITH THE POLICY
The Policy
will be
delivered to
all employees
upon its
adoption by
the Company,
and to
all other
new employees
at the
start of their employment or relationship with the Company. Upon first receiving a copy of the Policy employees must sign
an acknowledgment that he or she
has received a copy and agrees
to comply with the Policy’s
terms. All revisions to the
Policy will be communicated to the employees and this
communication will be deemed acceptance of the same.
This acknowledgment
and
agreement
will constitute
consent for
the Company
to
impose
sanctions
for violation
of this
Policy and to
issue any
necessary stop-transfer
orders to
the Company’s
transfer agent
to enforce
compliance with
this
Policy.

9.3.
INQUIRIES
If you have any questions regarding any
of the provisions of this Policy, please contact the Compliance Officer via e-email at compliance@lesaktech.com or by calling +27 11
343 2000.
10.
POLICY REVIEW
The
Audit
Committee
of
the
Company
will
periodically
(preferably
annually)
review
the
Policy
and
may
recommend
changes from time to time for the consideration of the
Board.
Any proposed changes to this Policy where indicated, shall be referred to the Board for appropriate action.
BOARD APPROVAL
RECEIVED: [September 8, 2027] [TBC]

11.
APPENDIX
A
–
SPECIAL
RESTRICTION
ON
TRANSACTIONS
IN
COMPANY
SECURITIES
BY
SECTION 16 INSIDERS
PRE-CLEARANCE OF TRADES BY SECTION
16 INSIDERS
All
purchases,
sales
and
trades
of
equity
securities
of
the
Company
by
Section
16
Insiders,
other
than
transactions
pursuant to a Rule 10b5-1 trading plan approved by Compliance
Officer,
must be pre-cleared by the Compliance Officer.
The intent of
this requirement
is to prevent
inadvertent violations of
the Policy,
avoid trades involving
the appearance of
improper insider trading, facilitate
timely Form 4 reporting
and avoid transactions
that are subject to disgorgement
under
Section 16(b) of the Exchange Act.
Requests for
pre-clearance
must be
submitted
to the
Compliance Officer
at least
two (2)
business
days
in advance
of
each proposed
transaction.
All requests
should be
made in
writing and
sent to
the Compliance
Officer
via email.
If the
Section 16 Insider
submits the request
by email and
does not receive
a response from
the Compliance Officer
within 24
hours, the Section 16 Insider will be responsible for following up to ensure that the message was received.
A request for pre-clearance should provide the following information:
●
The nature of proposed transaction and the expected
date of the transaction;
●
Number of shares involved;
●
If the transaction involves a stock option exercise, the
specific option to be exercised; and
●
Contact information for the broker who will execute the transaction.
Once the proposed transaction is pre-cleared, the
Section 16 Insider may proceed with
it on the approved terms, provided
that he or she complies with all other securities law requirements, such as Rule 144 and prohibitions regarding trading on the basis of inside information,
and with any special trading
blackout imposed by the Company
prior to the completion
of
the trade.
The Section 16 Insider and his or her broker will be responsible for immediately reporting the results of the transaction as further described below. In
addition, pre-clearance is required for the establishment of a Rule 10b5-1 trading plan.
However,
pre-clearance
will not
be required
for individual
transactions
effected
pursuant to
a Rule
10b5-1
trading plan
that specifies or
establishes a formula
for determining the
dates, prices and
amounts of planned
trades once the
applicable
cooling-off
period
has
expired.
No
trades
may
be
made
under
an
approved
10b5-1
trading
plan
until
expiration
of
the
applicable
cooling-off
period.
Of
course,
the
results
of
transactions
effected
under
a
trading
plan
must
be
reported
immediately to the Company since they will be reportable
on Form 4 within two (2) business days following the
execution
of the trade, subject to an extension of not more than two (2) additional business days where the Section 16 Insider is not immediately aware of the execution of the trade.
Notwithstanding the foregoing, any transactions
by the Compliance Officer
shall be subject to pre-clearance
by the Chief
Executive Officer or,
in the event of his unavailability,
the Chief Financial Officer.
DESIGNATED BROKERS
Each market transaction
in the Company’s
stock by
a Section 16
Insider,
or any person
whose trades
must be reported
by that
Section 16
Insider on
Form 4
(such as
a member
of the
Section 16
Insider’s immediate
family who
lives in
the
Section 16 Insider’s household), must be executed by a broker designated by the Company unless the Section 16 Insider has received authorization from the Compliance Officer
to use a different broker.
A Section
16 Insider
and
any broker
that
handles the
Section 16
Insider’s transactions
in the
Company’s
stock
will be
required to enter into an agreement whereby:
●
The
Section
16
Insider
authorizes
the
broker
to
immediately
report
directly
to
the
Company
the
details
of
all
transactions
in
Company
equity
securities
executed
by
the
broker
in
the
Section
16
Insider’s
account
and
the
accounts of all others designated by the Section 16 Insider whose transactions may be attributed to the Section 16
Insider;
●
The
broker
agrees
not
to
execute
any
transaction
for
the
Section
16
Insider
or any
of
the
foregoing
designated
persons (other than under a pre-approved Rule 10b5-1 trading plan) until the broker has verified with the Company that the transaction has been pre-cleared; and
●
The broker agrees
to immediately report
the transaction
details (including
transactions under
Rule 10b5-1
trading
plans) directly to the Company and to the Section 16 Insider by telephone and in writing (by email).

Should a
Section 16
Insider wish
to use
a broker
other than
one of
the Company’s
designated brokers,
the Section
16
Insider should submit a request to use that broker to the
Compliance Officer.
REPORTING OF TRANSACTIONS
Under Section 16 of
the Exchange Act, most
trades by Section
16 Insiders are subject
to reporting on Form
4 within two
(2) business days following the trade date
(which in the case of an open
market trade is the date when the
broker places
the buy or sell order, not the
date when the trade is settled).
To
facilitate timely reporting
under Section 16
of the Exchange
Act of Insider transactions
in Company stock,
Section 16
Insiders are required to:
●
report the
details of
each transaction
immediately after
it is
executed (on
the same
day as
the trade
date, or
with
respect to transactions effected under
a Rule 10b5-1 plan,
on the date
the Section 16 Insider
is advised of
the terms
of the transaction); and
●
arrange with persons whose trades must
be reported by the Section
16 Insider (such as immediate family
members
living in
the Section
16 Insider’s
household) to
immediately report
directly to
the Company
and to
the Section
16
Insider the details of any transactions they have in the Company’s stock.
Transaction details to be reported include:
●
Transaction date (trade date);
●
Number of shares involved;
●
Price per share at which the transaction
was executed (before addition or deduction
of brokerage commission and
other transaction fees);
●
If the transaction was a stock option exercise, the specific option exercised; and
●
Contact information for the broker who executed the transaction.
The transaction details must be reported
to the Compliance Officer or
designee, with copies to the Company
personnel
who will assist the Section 16 Insider in preparing his or her Form
4.
INDIVIDUAL ACCOUNT PLAN BLACKOUT
PERIODS
Certain trading
restrictions
apply during
a blackout
period
applicable to
any Company
individual account
plan in
which
participants may hold Company stock.
For the purpose of such
restrictions, a “blackout period” is a
period in which the plan
participants are temporarily restricted
from
making
trades
in
Company
stock.
During
any
blackout
period,
Section
16
Insiders
are
prohibited
from
trading
in
shares of
the Company’s
stock that
were acquired
in connection
with such
director’s
or officer's
service or
employment
with the Company.
Such trading restriction is required by law, and no hardship exemptions are available. The Company will notify Section 16
Insiders in the event of any blackout period.